Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIFTH AMENDMENT TO
SERVICES AGREEMENT

This Fifth Amendment to Services Agreement (this “Amendment”) is made and entered into as of May 15, 2017, by and between Vericel Corporation (“Client”) and Dohmen Life Science Services, LLC (“DLSS”).

Client and DLSS are parties to that certain Services Agreement dated April 5, 2016 (the “Original Agreement”), as amended by (i) that certain First Amendment to Services Agreement dated as of May 31, 2016, (ii) that certain Second Amendment to Services Agreement dated as of July 1, 2016, (iii) that certain Third Amendment to Services Agreement dated as of October 12, 2016 (the “Third Amendment”), and (iv) that certain Fourth Amendment to Services Agreement dated as of November 19, 2016 (each amendment, collectively with the Original Agreement, the “Agreement”). The parties now wish to amend the Agreement as follows:

1.                   Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.                   Mutual Termination of Agreement. Client and DLSS mutually agree to terminate the Agreement effective as of June 30, 2017 (the “Date of Termination”). The parties agree that the exclusivity provision set forth in Section 2(a) of the Agreement shall be of no further force and effect.

3.                   Survival of Provisions. The parties agree to delete and replace Section 13(e)(iii) of the Agreement with “obligations of each of the parties contained in each of the following provisions shall survive the termination of the Agreement: (A) Sections 3(a)(iv), 3(a)(vi), 3(a)(vii), 3(a)(xiii), 4(b), 5(b), 6(a)(iv), 6(a)(v), 6(a)(vi), 7(a), 7(b), 8, 9, 10(b), 10(c), 10(d), 11, 12, 13(e), 13(g) (solely with respect to any failure by Client to make a timely payment of any amount due to DLSS under this Amendment), 13(i), 15, 16 and 17 of the Original Agreement, and (B) all provisions contained in this Amendment.”

4.                   Transition of Services. The parties mutually agree to perform and comply with the post-termination transition plan set forth in Exhibit A  attached hereto with any subsequent modifications as mutually agreed by the parties. DLSS shall use commercially reasonable efforts to perform such transition services and shall have no further obligations to perform any transition services other than as set forth in this Amendment and in the Agreement or as so mutually agreed to in writing. Client will prioritize the transition of pending, active and historical biopsies and implants. DLSS will cooperate and provide information, materials and data reasonably requested by Client or Client’s agent regarding the transition of all Customers to Client’s new specialty pharmacy(ies) in order to ensure an orderly transfer of such Customer relationships from DLSS to such new specialty pharmacy(ies).

After June 30, 2017, DLSS will promptly deliver or forward to Client and Client’s specialty pharmacy(ies) any orders, inquiries or other communications from all Customers. DLSS will not terminate without cause any Payer contract for Carticel or MACI until such time as DLSS is no longer obligated to pursue collection on claims as set forth in Section 6 hereof.

5.                   Stay Bonuses. DLSS has [***] FTEs who provide services under the Agreement (the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Employees”). To ensure a smooth transition of services, DLSS has agreed to pay a stay bonus (the “Stay Bonus”) to an Employee if the Employee remains in active service as an employee in good standing of DLSS through the Date of Termination, as follows:

[***];

[***];

[***]; and

[***].

For clarity, “in active service” means continuously 100% dedicated to work on services for the Client from the date of this Amendment to the Date of Termination and includes work attendance and consistent performance of services promptly and adequately to Patients and Customers through June 30, 2017 at the same level of performance experienced in the beginning of the second quarter of 2017 prior to the date hereof, in each case as reasonably determined by mutual agreement of the parties.

Promptly after the date of this Amendment, DLSS will notify the Employees regarding the existence and conditions of the relevant Stay Bonus. DLSS will calculate [***] the Stay Bonuses on June 15, 2017, [***].

6.                   Reimbursement Support. Commencing on the Date of Termination and continuing until the earlier of (i) such time as accounts receivable from outstanding claims from Payers for Product amount to [***] or less or (ii) [***] months from the Date of Termination (the “Final Date of Reimbursement Support”), DLSS hereby agrees to continue to use commercially reasonable efforts to pursue collection on those claims previously submitted to Payers by DLSS prior to the Date of Termination, but excluding all claims that were transferred to Vital Care, Inc. prior to the Date of Termination, and to promptly remit all such collections to Client. Denied and incomplete claims shall be resubmitted or appealed by DLSS (if eligible for resubmission or appeal as determined by the policies and procedures of the applicable Payer) within a reasonable time following DLSS’s receipt of such notice of denial or incompleteness. At Client’s cost, Client or Client’s agent will be permitted to review, on a weekly basis, the status of [***]; provided, however, that under no circumstance shall (i) Client have direct access to any systems of DLSS or (ii) Client or Client’s agent (including, without limitation, Prospectus) be permitted to communicate, orally or in writing, with any Payer for which DLSS has a contract and submitted a claim for Product prior to the Date of Termination regarding such a claim for which DLSS is pursuing collection pursuant to this Section 6. Client hereby acknowledges that DLSS under no circumstance is making any guarantee on the collection of these claims. As of the Date of Termination, DLSS shall no longer contract with any Payers or submit any new claims to Payers for reimbursement. Any obligations of DLSS under this Section 6 shall cease and be of no further force or effect upon the Final Date of Reimbursement Support, other than the obligation to promptly remit to Client any collections received by DLSS after the Final Date of Reimbursement Support (subject to any right of offset set forth in Section 10 hereof) .

For purposes of this Section 6, “commercially reasonable efforts” to pursue collection of claims shall

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

mean that DLSS shall perform the following: (i) with respect to any claim for which there has been no payment and has been outstanding for more than [***] days, DLSS shall perform one of the following actions at least [***]: phone call to Payer, claim re-submission or update of electronic claim status, (ii) with respect to any claim for which there has been a payment but a balance remains unpaid, DLSS shall perform one of the following actions at least [***]: phone call to Payer, claim re-submission or update of electronic claim status, and (iii) with respect to any appeal of a claim, DLSS will contact the Payer to understand the denial or takeback within [***] days of formal Payer communication.

7.      Guarantee.

(a)     Client acknowledges and agrees that the amount due under the “Guarantee” contained in the Third Amendment is [***] (the “Guarantee Amount”), which such amount is net of recoupments and payments to date, and that any obligation of DLSS in connection with such Guarantee is hereby satisfied in full as an offset to the unpaid invoices and unbilled services fee due to DLSS pursuant to Section 8 below.

(b)     Client hereby agrees to promptly give DLSS written notice of any amounts collected by Client or any third party on behalf of Client (including Vital Care, Inc.) at any time on or subsequent to the date of this Amendment as payment for an implant of the Product performed during the Guarantee Period, which includes any amount paid by the Patient or reimbursement paid by the Guaranteed Payer (each collection being a “Post-Guarantee Collection”). Client further agrees to promptly pay to DLSS any Post-Guarantee Collection collected by Client or any third party; provided, however, that once the aggregate amount collected after the date of this Amendment in connection with the Guaranteed Implants equals the Guarantee Amount, any further collections from either DLSS or any third party will be remitted to or retained by Client (the “Post-Guarantee Limitation”).

(c)     Within thirty (30) days following the first anniversary of the Date of Termination, Client shall represent and warrant to DLSS, in a written certification signed by the CEO or CFO of Client, the aggregate amount of the Post-Guarantee Collections as of such date and that the full amount of such Post-Guarantee Collections has been paid to DLSS, subject to the Post-Guarantee Limitation.

8.                   Payment to DLSS. Within three days of the date of this Amendment, Client shall pay to DLSS, by wire transfer to the account specified in writing by DLSS, an amount equal to [***] (the “Net Payment Amount”), which such amount represents the sum of the following:

An estimated fee for services performed by DLSS during April and May 2017 in the amount of [***] (the “Estimated April-May Fee”);

Less, the excess of (i) the Guarantee Amount, over (ii) the sum of all unpaid invoices for services performed by DLSS through March 31, 2017 in the amount of [***] (which shall be deemed paid upon the payment by Client of the Net Payment Amount).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Within [***] days following the Date of Termination, DLSS shall reasonably estimate the fee for services performed by DLSS during June 2017 and give written notice thereof to Client (the “Estimated June Fee”). Client shall pay to DLSS the Estimated June Fee within [***] days of receipt of such written notice.

Within thirty (30) days following the Date of Termination, DLSS shall invoice Client for the actual fee for services performed by DLSS during the period from April 1, 2017 through June 30, 2017 (the “Invoice Fee”) and reconcile such amount against the sum of the Estimated April-May Fee and Estimated June Fee. Client represents and warrants to DLSS that it shall promptly pay DLSS the excess, if any unless disputed in good faith, of (i) the Invoice Fee, over (ii) the sum of the Estimated April-May Fee and the Estimated June Fee, within thirty (30) days of receipt of the invoice. Likewise, DLSS represents and warrants to Client that it shall promptly pay Client the excess, if any unless disputed in good faith, of (i) the sum of the Estimated April-May Fee and Estimated June Fee, over (ii) the Invoice Fee, within thirty (30) days of the date of the invoice.

9.                   Public Disclosure. Client and DLSS mutually agree not to make any statements, comments, or communications that constitute disparagement of the other party. Client and DLSS further agree that any public statements regarding the termination of the business relationship shall indicate that the termination of the Agreement was mutual.

10.            Recoupment.  In the event of any recoupment by a Payer that occurs subsequent to the Termination Date arising from any adjustment, audit or other procedure by a Payer related to a claim for a Product submitted by DLSS in accordance with the Agreement, DLSS shall use commercially reasonable efforts to appeal such recoupment in accordance with industry standards. Following the resolution of such appeal process, Client shall reimburse DLSS for the full amount of such recoupment promptly following written notice thereof from DLSS, which notice shall include all information reasonably necessary for Client to assess the appropriateness of the amount and any documentation from the Payer concerning the recoupment, or alternatively, DLSS shall have the right to offset any such recoupment from and against any future collections received by DLSS from Payers for claims submitted by DLSS that are to otherwise be remitted to Client. Notwithstanding the foregoing, if the recoupment is due to any breach of the Agreement by DLSS related to [***] the Services, Client shall have all legal remedies available as set forth in the Agreement. DLSS also represents and warrants to Client that it has not received any written notice from any Payer that such Payer intends to make a recoupmen,t or has an ongoing dispute that is reasonably expected to result in a recoupment, of any claim submitted to a Payer for Product.

11.            No Other Changes. This Amendment, together with the Agreement, constitutes the entire agreement between the parties and supersedes all prior or contemporaneous discussions, negotiations, representations, warranties, or agreements relating to the subject matter hereof. All other terms and conditions contained in the Agreement will remain in full force and effect. In the event of any conflict between the Agreement and this Amendment, the terms of this Amendment shall prevail, and the Agreement shall be deemed amended to incorporate the provisions contained herein.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the first date set forth above.

DOHMEN LIFE SCIENCE SERVICES, LLC		VERICEL CORPORATION

By:	/s/ Cynthia A. LaConte	By:	/s/ Dominick Colangelo
Name:	Cynthia A. LaConte	Name:	Dominick Colangelo
Title:	CEO	Title:	President & CEO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

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1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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